UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

MANHATTAN ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2014, the shareholders of Manhattan Associates, Inc. (the “Company”) approved an amendment to the Company’s articles of incorporation to increase the authorized number of shares of common stock from 100,000,000 to 200,000,000. The amendment was effective on May 15, 2014. The articles of amendment to the Company’s articles of incorporate are filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Thursday, May 15, 2014, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of the record date, March 28, 2014, there were 75,831,212 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 71,763,247 shares, representing approximately 95% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, withheld or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposals	Term Expires	Number of Votes
		For	Withheld	Broker Non- Votes
1. Election of Class I Directors
Brian J. Cassidy	2017	65,875,736	2,163,653	3,723,858
Eddie Capel	2017	66,197,741	1,841,648	3,723,858

All of the nominees for Class I Director were elected.

Continuing Class II Directors serving until the 2015 Annual Meeting of Shareholders are Deepak Raghavan and Peter F. Sinisgalli.

Continuing Class III Directors serving until the 2016 Annual Meeting of Shareholders are John J. Huntz, Jr., Dan J. Lautenbach, and Thomas E. Noonan.

	Number of Votes
	For	Against	Abstained	Broker Non- Votes
2. Non-binding resolution to approve the compensation of the Company’s named executive officers.	66,901,072	1,110,556	27,761	3,723,858
3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	69,469,028	2,282,615	11,604	0
4. Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.	68,111,505	3,627,065	24,677	0

1

All three of the proposals set forth above passed.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment to the Articles of Incorporation dated May 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.

By:	/s/ Dennis B. Story
Dennis B. Story
Executive Vice President, Chief Financial Officer and Treasurer

Dated: May 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation dated May 15, 2014.